UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Aberdeen Asia-Pacific Income Fund, Inc.

Exact name of registrant as specified in charter:

800 Scudders Mill Road, Plainsboro, New Jersey 08536
Address of principal executive offices:

Megan Kennedy Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103
Name and address of agent for service:

Registrant’s telephone number, including area code: 800-522-5465

Date of fiscal year end: 10/31/08

Date of reporting period: 10/31/08

Item 1 – Reports to Stockholders

08

Invests primarily in Australian and Asian debt securities.

Aberdeen Asia-Pacific Income Fund, Inc.

Annual Report

October 31, 2008

                                    [GRAPHIC]

Letter to Shareholders (unaudited)

December 11, 2008

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2008. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was –24.32% over the year ended October 31, 2008 and 7.8% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price decreased by 33.5% over the year, from $6.29 on October 31, 2007 to $4.18 on October 31, 2008. The Fund’s share price on October 31, 2008 represented a discount of 14.9% to the NAV per share of $4.91 on that date, compared with a discount of 10.0% to the NAV per share of $6.99 on October 31, 2007. At the date of this letter, the share price was $3.89 representing a discount of 23.7% to the NAV per share of $5.10.

Asia: 48.5% of Total Investments Invested in Asian Debt Securities

As of October 31, 2008, the Fund held 48.5% of its total investments in Asian debt securities (including New Zealand). Of the Fund’s total investments, 29.4% were held in U.S. dollar denominated bonds issued by foreign issuers, bringing the Fund’s total U.S. dollar exposure to 37.6%.

Credit Quality: 71.9% of Securities Rated or Deemed Equivalent to A or Better

As of October 31, 2008, 71.9% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2008 totaled 42 cents per share. Based on the share price of $4.18 on October 31, 2008, the distribution rate over the twelve months then ended was 10.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 9, 2008, the Board of Directors authorized a monthly distribution of 3.5 cents per share, payable on January 16, 2009 to common shareholders of record as of December 31, 2008 and authorized a special distribution of 5.0 cents per share payable on January 16, 2009 to common shareholders of record as of December 31, 2008.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate distributions paid by the Fund, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that the monthly distribution of 3.5 cents per share be maintained for twelve months, beginning with the July 11, 2008 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2009.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2008, the Fund repurchased 3,344,500 shares through this program.

Revolving Credit Facility and Leverage

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia. Under the terms of the loan facility and applicable regulation, the Fund is required to maintain certain asset coverage ratios for the amount of its borrowings outstanding. Following the broader market declines in October 2008, the Fund’s management determined to pay down $80 million of the loan facility in order to maintain compliance with these asset coverage ratios. Subsequent to fiscal year end, the Fund paid down an additional $30 million on the loan balance. The Fund’s Board of Directors continues to evaluate the use of leverage for the Fund. In December 2008, the Fund’s Board of Directors authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Amendments to Bylaws

In December 2008, the Fund’s Board of Directors adopted amendments to the Fund’s Amended and Restated Bylaws dated as

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

of December 12, 2007 (“Bylaws”) pertaining to certain corporate governance matters. Many of these amendments reflect recent changes to the Maryland general corporation law; other amendments were also approved to conform the Bylaws to those of the other closed-end funds managed by the Investment Manager. The amended Bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting; (b) establish procedures to fix a record date; (c) establish procedures to set the date, time and place of special shareholders’ meetings; (d) address revocation of requests for special shareholders’ meetings; and (e) allow for verification of the validity of a shareholder request for a special meeting.

•

Enhancements to the “advance notice” provisions of the Bylaws. These amendments require shareholders to notify the Secretary of the Fund of Director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advanced notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates; and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the “advance notice” provisions of the Bylaws are eligible to serve as Directors, and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

•

Revisions to the vote required to elect Directors of the Fund; the vote required to elect a Director will be the affirmative vote of a majority of the shares of stock outstanding and entitled to vote in the election of such Director.

•

Clarification that the Board and shareholders may ratify prior actions or inactions by the Fund, and amendments providing that matters questioned in litigation may be ratified and that any such ratification bars any claim or execution of any judgment as to such questioned matter.

•	Other amendments relating to corporate governance and the conduct of shareholder meetings.

•	Amendments that vest in the Board the exclusive power to amend the Bylaws.

•	Amendments providing that directors and officers are entitled to indemnification and reimbursement to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended.

Any shareholder who would like a copy of the Fund’s bylaws may obtain a copy by calling Investor Relations toll-free at 1-800-522-5465 or by visiting the web site of the Securities and Exchange Commission at http://www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2008, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfax.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Vincent Esposito

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2008, consisted entirely of net investment income.

In January 2009, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2008 calendar year.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Share Price Performance

On October 31, 2008, the Fund’s share price was $4.18, which represented a discount of 14.9% to the NAV per share of $4.91. As of December 11, 2008, the share price was $3.89, representing a discount of 23.7% to the NAV per share of $5.10.

Redemption of the Auction Market Preferred Stock

On April 18, 2008, the Fund announced that it would redeem all the issued and outstanding shares of its series of Auction Market Preferred Stock (the “AMPS”) pursuant to their terms and replace the AMPS with debt financing from a loan of an equivalent amount from a syndicate of major financial institutions led by The Bank of Nova Scotia. The Fund undertook this transaction in response to liquidity issues in the AMPS market. In early February 2008, for the first time in the history of the Fund’s AMPS program, the Fund did not receive sufficient hold orders and purchase requests for its AMPS. As a result, the amount sold by each selling AMPS holder was reduced pro rata or to zero. In addition, the dividend rate on the AMPS, which was normally set by means of a Dutch Auction procedure, automatically reset to the maximum rate permitted under the AMPS program.

On April 21, 2008, the Fund entered into the loan facility with a syndicate led by The Bank of Nova Scotia in the amount of $600 million, with an initial draw of $325 million and subsequent draws of $100 million on April 24, 2008 and May 2, 2008, and a final draw of $75 million on May 12, 2008 to redeem respective series of the Fund’s AMPS. For the year ended, October 31, 2008, the average interest rate on the loan facility was 3.53% and the average balance of the loan facility was $581,871,795. During October 2008, the Fund paid down $80 million of the loan facility.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common stockholders. Until April 21, 2008, the Fund had issued AMPS for its leverage. The AMPS were redeemed and the leverage for investment purposes now involves borrowing under a loan facility. The amounts borrowed from the line of credit may be invested at higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility and the redemption of the AMPS will also reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. As described below, in the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. These covenants also include limits on the Fund’s ability to (i) issue preferred shares or forms of indebtedness, (ii) incur liens, (iii) change its investment objective or fundamental investment restrictions without the approval of lenders, (iv) amend the Fund’s organizational documents in a manner which could adversely affect the rights and remedies of the lenders, or (v) create, incur, assume or permit to exist certain debt except for certain specified types of debt. In addition, the credit agreement does not permit the Fund’s asset coverage ratio (as defined in the agreement) to fall below 300% at any time.

Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. These other events include, but are not limited to:

•	Non-payment by the Fund of certain obligations to the lenders and other parties;

•	Involuntary or voluntary liquidation, reorganization or other debt relief proceedings are commenced against or by the Fund;

•

Aberdeen Asset Management Limited ceases to be the Investment Adviser to the Fund; State Street Bank and Trust Company ceases to be the Fund’s custodian, or Aberdeen Asset Management Inc. ceases to be the Fund’s administrator;

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

•	Aberdeen Asset Management Asia Limited ceases to be owned or controlled by Aberdeen Asset Management PLC.

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia. Under the terms of the loan facility and applicable regulation, the Fund is required to maintain certain asset coverage ratios for the amount of its borrowings outstanding. Following the broader market declines in October 2008, the Fund’s management determined to pay down $80 million of the loan facility in order to maintain compliance with these asset coverage ratios.

The credit agreement permits, in certain circumstances, the Fund to cure non-compliance or seek waivers or approvals from the lenders. However, in the event that the loan facility were cancelled or were not available for renewal, the Fund may not be able to find other financing on acceptable terms, if at all. Should the Fund be unable to find other sources for financing, it would be forced to “de-leverage” by making significant sales of its portfolio investments. De-leveraging could involve the sales of some securities under unfavorable market conditions in order to repay the lenders. This could result in the portfolio’s securities being sold for less than their expected value. Furthermore, these sales may realize capital gains. Because capital gains must be distributed to the Fund’s stockholders, the Fund may need to sell additional portfolio securities under unfavorable market conditions in order to fund such distributions. Prices and availability of leverage are extremely volatile in the current market environment. The Fund’s Board of Directors continues to evaluate the use of leverage for the Fund and will explore other forms of leverage. In December 2008, the Fund’s Board of Directors authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a fund depends upon the costs of the agreements; coupled with the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the fund’s return; however, such transactions also increase the fund’s risks in down markets.

The Fund’s Investment Management Agreement and Investment Advisory Agreement, under which management and advisory fees are paid to the Investment Manager and Investment Adviser based on the Fund’s assets applicable to shares of both common and preferred stock, have been reformed in order to reflect the implementation of the loan facility and completion of the AMPS redemption. Because the Fund no longer uses preferred stock (i.e. the AMPS) for leverage, the Fund, the Investment Manager and Investment Adviser have agreed to reform the Investment Management Agreement and Investment Advisory Agreement to reflect the parties’ intention that the investment management fee be paid based on the Fund’s Managed Assets (including assets attributable to any form of investment leverage). For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Interest Rate Swaps

The Fund previously entered into interest rate swap agreements, based on an aggregate notional amount of $240 million, which represented 40% of the total borrowings and AMPS outstanding. These interest rate swap agreements, with a nominal value of $240 million, were terminated on June 24, 2008. On June 24, 2008, the Fund entered into interest rate swap agreements with an aggregate notional amount of $390 million, which represented 65% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2008	Amount (in $ million)	Fixed Rate Payable (%)
32 months	130	4.140
24 months	116	3.980
8 months	144	3.370

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board of Directors.

Economic Review

The past year has been an extremely challenging one for investors. The full impact of the global credit crisis combined with a substantial increase in energy costs has had a detrimental impact on global capital markets and investor returns. The main focus for fixed income markets during the past year remained on the health of the financial system; the substantial write-offs of bank capital, bank efforts to recapitalize their balance sheets and, towards the latter part of the year, extensive government efforts globally to support the financial system.

These efforts were offset to a certain extent earlier in the year by increases in official interest rates by many central banks as they grappled with rising food and energy costs and rising inflationary pressures. The ultimate collapse of Lehman Brothers in September of this year also had a substantially negative impact on investor confidence and risk appetite during this period. Indeed by the end of the year we witnessed clear signs that these developments, together with falling share markets and property market values has resulted in a dramatic weakening in investor confidence and economic growth in many countries. Fortunately energy prices dropped dramatically towards the end of the year, central banks have moved to lower rates aggressively and governments are now looking actively at substantial fiscal packages in an effort to support growth in the coming year. Nonetheless, the year concluded with substantial forced selling of assets in many markets as a result of a broad based reduction in leveraged investments and a flight into the relative safety of cash, government securities and the U.S. dollar.

Looking across the various markets in which the Fund holds investments, the continuous widening of credit spreads throughout the year and significant weakness in the Australian dollar were the primary drivers of the weakness in the performance of the Fund during this period. Over the course of the year, the Australia dollar (“AUD”) declined from around 93.4 U.S. cents to 66.8 U.S. cents, a decline of around 28%. Indeed the AUD declined by 15.7% in October 2008 alone, this being the worst monthly return since the floating of the AUD in December 1983 and well below the historic peak of around 98.5 U.S. cents seen only three months before in July 2008. These events affected the nature of market volatility caused by multi-decade highs and lows within the space of a few short months.

The economic landscape for most of the economies in which the Fund invests changed significantly during the year. For example, in Australia from the 4th quarter 2007 into the 1st quarter of 2008, the Reserve Bank of Australia (“RBA”) continued a tightening cycle. The strength of the Australian economy, largely driven by the terms of trade benefit and the high inflation outlook, lead the RBA to increase rates by 25 basis points at both the November and March meetings, resulting in a cash rate of 7.25%. Through this period Australian bond yields struggled to match the declines in U.S. benchmark yields. However, by the end of June, the weight of the global financial crisis and the slowing in the interest rate sensitive sectors of the economy led the market to believe the RBA would commence easing rates in the 3rd quarter of 2008. During this period consumer and business sentiment fell to levels not seen since the early 1990’s recession. In response to these developments, the RBA reduced rates by 25 basis points at its September meeting. The RBA noted the advent of “tight financial conditions, in conjunction with other factors including higher fuel costs and lower asset values” that were restraining consumers and businesses. This was followed by a larger than expected 1% cut in official interest rates in October.

Over the course of the year Australian 3-year and 10-year bonds fell by around 2.2% and 0.9% respectively to finish the year at 4.5% and 5.2%. This resulted in a return of around 10.6% in Australian dollars, however, these returns were significantly impacted by the performance of the Australian dollar during this period. Credit spreads also widened substantially in the Australian fixed income market in line with trends in global credit markets.

The Fund’s investment in Asian U.S. denominated credit securities also came under tremendous pressure during the financial year as the deepening global credit crisis sparked a general re-pricing of risk assets and portfolio liquidation from distressed investors. The market was extremely weak in the last month of the review period, in particular, as the global credit crisis worsened rapidly after the collapse of Lehman Brothers. Market sentiment was further dampened by intensifying fears of a global recession. Against this backdrop, the Asian Credit markets lost 19% over the financial year, with most of the loss occurring in October 2008.

U.S. Treasury yields at the short-end of the curve fell sharply over the period as a result of flight to safety and drastic interest rate cuts by the Fed. Nevertheless, this offered little respite to Asian dollar bonds as credit spreads widened exponentially. Financial and high yield corporate credits were the worst hit amid extreme risk aversion and weakened credit fundamentals. Investment grade sovereigns fared relatively better on the back of their defensive quality. High yield sovereigns such as Philippines and Indonesia also held up well in the first half of the period on optimism that emerging markets would be able to decouple from the slowdown in the West. However, they failed to maintain their momentum in the second

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

half, first due to inflation concerns which later gave way to recessionary fears.

The Asian dollar credit portfolio was defensively positioned throughout the financial year, underweighting some cyclical and vulnerable sectors and this aided the performance of this component of the Fund. The fact that these securities are based in U.S. dollars also cushioned the total performance of the portfolio as the U.S. dollar appreciated significantly against most of the other currencies in the Fund towards the end of the year.

In the Asian local currency markets we witnessed quite a divergence in investment performance across bond markets and currencies in the region. In the first half of the period under review, the majority of local currency Asian fixed income markets through April 2008 realized yields moving lower. This was somewhat counterintuitive given that this period was characterized by a sharp rise in regional inflation, driven first and foremost by considerable food price inflation and by record highs in oil prices. In addition, fourth quarter 2007 GDP growth numbers showed resilience to the U.S. & global slowdown, emerging stronger than expected. However, the market was firmly focused on the deteriorating U.S. economic data and the implications for regional growth prospects and policy. This led to a decline in bond yields across many Asian markets, the primary exceptions were the high yielding markets of India, Indonesia and Philippines which were more vulnerable to the developing inflation shock.

In the second half of the year under review, regional inflation surged to multi-year highs driven by a surge in oil prices from U.S.$114 per barrel at the end of April, up to a record high of U.S.$145 per barrel during July. Food prices, most significantly rice, also saw massive appreciation. India, Indonesia and the Philippines saw double digit inflation and the Fed had eased twenty five basis points in April. From first quarter bond yield lows to second quarter bond yield highs, markets sold off from one hundred to four hundred basis points.

In the final three months through October, reverberations from the intensifying U.S. and increasingly global financial market turmoil led to significant downward revisions to global and Asian growth. During this period a number of Asian central banks moved to cut official interest rates as rapidly as possible. Notably there was a substantial divergence in performance amongst Asian bond markets during this period. Heightened risk aversion led to a significant increase in bond yields in markets such as Indonesia and the Philippines while markets such as Hong Kong and Singapore witnessed much lower bond yields. Exchange rate performance was also very mixed with the South Korean Won, Indian Rupee and Indonesian Rupiah down 30%, 20.4% and 16%, respectively, against the U.S. dollar. The Chinese Renminbi was the exception rising around 9% against the U.S. dollar during the year.

Portfolio Composition (unaudited)

Quality of Investments

As of October 31, 2008, 71.9% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2008, compared with the previous six and twelve months:

	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
October 31, 2008	38.4	11.6	21.9	10.0	16.7	1.4
April 30, 2008	46.7	6.9	20.2	9.8	15.5	0.9
October 31, 2007	45.9	4.0	20.7	10.5	17.5	1.4

*	Below investment grade

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Geographic Composition

The table below shows the geographical composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2008, compared with the previous six and twelve months:

	Australia %	Asia (including NZ) %	United States %
October 31, 2008	47.4	48.5	4.1
April 30, 2008	54.8	42.0	3.2
October 31, 2007	53.6	44.7	1.7

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2008, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ dollar) %	US Dollar* %
October 31, 2008	44.3	18.1	37.6
April 30, 2008	46.7	12.7	40.6
October 31, 2007	45.6	21.9	32.5

*	Includes U.S. dollar denominated bonds issued by foreign issuers: 29.4% on October 31, 2008, 27.5% on April 30, 2008, and 28.9% on October 31, 2007.

Maturity Composition

As of October 31, 2008, the average maturity of the Fund’s total investments was 8.4 years, compared with 7.9 years at October 31, 2007. The following table shows the maturity composition of the Fund’s investments as of October 31, 2008, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2008	26.8	24.3	34.4	14.5
April 30, 2008	34.7	21.6	32.2	11.5
October 31, 2007	27.0	23.5	36.8	12.7

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2008	April 30, 2008	October 31, 2007
Australia
90 day bank bills	5.81%	7.80%	7.01%
10 year bonds	5.17%	6.29%	6.15%
Australian Dollar	$0.66	$0.94	$0.93
Malaysia
90 day T-bills	3.59%	3.34%	3.49%
10 year bonds	4.35%	3.75%	3.72%
Malaysian Ringgit*	~~R~~3.55	~~R~~3.16	~~R~~3.34
New Zealand
90 day bank bills	7.16%	8.85%	8.68%
10 year bonds	6.03%	6.54%	6.45%
New Zealand Dollar	$0.58	$0.78	$0.77
Philippines
90 day T-bills	6.84%	N/A%	N/A%
10 year bonds	9.48%	N/A%	N/A%
Philippines Peso*	~~P~~48.92	~~P~~42.27	~~P~~43.68
Singapore
90 day T-bills	0.87%	0.95%	2.27%
10 year bonds	2.95%	2.44%	2.81%
Singapore Dollar*	~~S~~$1.48	~~S~~$1.36	~~S~~$1.45
South Korea
90 day T-bills	5.01%	4.99%	6.15%
10 year bonds	5.50%	5.14%	5.56%
South Korean Won*	~~W~~1,290.95	~~W~~1,002.65	~~W~~900.70
Thailand
90 day deposits	2.38%	2.25%	2.25%
10 year bonds	3.77%	4.74%	4.81%
Thai Baht*	~~B~~35.08	~~B~~31.71	~~B~~33.99
US$ Bonds**
Hong Kong	3.74%	3.43%	4.73%
Malaysia	7.83%	3.45%	4.68%
Philippines	8.24%	6.16%	4.58%
South Korea	7.39%	4.79%	5.10%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS—127.0%
	AUSTRALIA—62.4%
AUD	15,000	ABN Amro Bank NV, 6.50%, 5/17/13 (a)(b)	$8,889,303
AUD	1,300	ALE Finance Company Property Ltd., 7.54%, 5/20/15 (a)	819,059
AUD	5,000	AMP Bank, Ltd., 7.835%, 4/07/09 (a)(b)	3,293,817
AUD	8,000	AMP Group Finance Services, Ltd., 9.00%, 5/16/11	5,498,345
AUD	12,000	ANZ Banking Corporation, 6.25%, 5/23/11 (a)(b)	7,661,274
AUD	14,000	ANZ Banking Corporation, 8.50%, 4/22/13	9,808,969
AUD	10,500	Asian Development Bank, 7.125%, 3/19/13	7,375,518
AUD	9,000	AXA SA, 7.50%, 10/26/16 (a)(b)	4,219,500
AUD	8,000	AXA SA, 7.2017%, 10/26/16 (a)(b)	4,009,883
AUD	7,000	Bank of America Corp., 6.50%, 9/15/09	4,653,024
AUD	8,000	Brisbane Airport Corp., 7.30%, 6/30/10	5,329,082
AUD	16,500	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	11,748,851
AUD	5,000	CFS Gandel Retail Trust, 6.0967%, 7/31/09 (a)(b)	3,270,245
AUD	4,000	CFS Gandel Retail Trust, 6.25%, 12/22/14	2,209,814
AUD	15,000	Cie de Financement Foncier, 6.25%, 1/30/17	9,944,909
AUD	11,150	Commonwealth of Australia, 6.00%, 2/15/17	7,881,127
AUD	35,200	Commonwealth Bank of Australia, 6.25%, 9/01/09	23,643,870
AUD	16,000	Commonwealth Bank of Australia, 8.50%, 6/24/11	11,207,645
AUD	6,168	Crusade Global Trust, 5.985%, 1/16/35 (a)	4,037,558
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	1,612,538
AUD	3,600	ELM BV for Swiss Reinsurance Co. 7.635%, 5/25/17 (a)(b)	1,567,691
AUD	3,000	Energy Partnership Gas Property Ltd., 6.50%, 7/29/09	1,996,370
AUD	15,000	Eurofima, 6.00%, 8/15/10	10,125,184
AUD	5,500	FGL Finance Australia, Ltd., 6.25%, 3/17/10	3,634,771
AUD	5,000	Gasnet Australia Operations Property Ltd., 7.00%, 3/20/09	3,325,081
AUD	6,500	General Electric Capital Australia Funding Pty, 5.75%, 2/11/10	4,086,070
AUD	9,700	General Electric Capital Australia Funding Pty, 6.00%, 8/17/12	5,348,260
AUD	11,000	General Electric Capital Australia Funding Pty, 6.00%, 5/15/13	5,820,479
AUD	30,000	General Electric Capital Australia Funding Pty, 6.50%, 11/15/11	17,562,036
AUD	4,000	General Property Trust Management, 6.50%, 8/22/13	2,003,498
AUD	12,500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	6,628,843
AUD	4,000	HBOS PLC, 6.75%, 5/01/12 (a)(b)	2,372,046
AUD	5,000	Heritage Building Society, Ltd., 7.745%, 12/05/11 (a)(b)	2,921,590
AUD	10,000	HSBC Finance Corp., 6.50%, 9/22/11	5,983,632
AUD	4,000	HSBC Finance Corp., 7.65%, 9/22/11 (a)	2,355,778
AUD	24,500	Hypo Real Estate Bank Intl., 6.25%, 8/16/11	16,428,325
AUD	5,000	Hypo Real Estate Bank Intl., 7.55%, 2/22/11 (a)	2,722,248
AUD	10,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	6,615,033
AUD	19,000	International Finance Corp., 7.50%, 2/28/13	13,558,955
AUD	30,000	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	20,991,587
AUD	9,100	Landwirtschaftliche Rentenbank, 6.00%, 5/30/13	6,152,022
AUD	1,500	Macquarie Bank, Ltd., 6.50%, 9/15/09 (a)(b)	894,910
AUD	7,000	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	3,378,750
AUD	5,000	Macquarie Bank, Ltd., 7.62%, 5/31/12 (a)(b)	2,445,906
AUD	10,000	Merrill Lynch & Co., Inc., 6.085%, 10/06/10	6,362,698
AUD	6,000	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	3,486,203
AUD	5,000	Mirvac Group Funding, Ltd., 7.84%, 9/15/10 (a)	3,213,726
AUD	11,500	Monumental Global Funding, Ltd., 6.50%, 11/08/11	7,411,080
AUD	5,000	Morgan Stanley, 7.565%, 3/01/13 (a)(b)	2,551,974
AUD	1,500	Muliplex MPT CMBS Issuer Ltd., 7.69%, 11/21/11 (a)	965,344
AUD	20,000	National Australia Bank, 8.25%, 5/20/13	13,920,281
AUD	3,500	National Capital Trust III, 8.2717%, 9/30/16 (a)(b)	1,913,456

Aberdeen Asia-Pacific Income Fund, Inc.	See Notes to Financial Statements.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	10,980	National RMBS Trust, 7.56%, 3/20/34 (a)	$7,180,692
AUD	2,500	National Wealth Management, 6.75%, 6/16/16 (a)(b)	1,441,330
AUD	9,400	Nederlands Waterschapsbank, 5.875%, 3/15/10	6,315,450
AUD	20,500	New South Wales Treasury Corporation, 6.00%, 5/01/12	13,845,422
AUD	26,000	New South Wales Treasury Corporation, 7.00%, 12/01/10	17,891,410
AUD	5,000	Orica Ltd., 9.2133%, 6/11/09	3,328,410
AUD	9,811	Progress Trust, 6.2517%, 8/25/36 (a)	6,380,313
AUD	7,209	Puma Finance Ltd., 6.275%, 10/24/35	4,753,562
AUD	5,000	QBE International Holdings PLC, 9.535%, 8/03/10 (a)(b)	3,259,546
AUD	5,000	QIC Shopping Centre Fund Pty. Ltd., 7.72%, 6/05/09 (a)	3,306,676
AUD	38,000	Queensland Treasury Corporation, 6.00%, 8/14/13	25,743,928
AUD	82,000	Queensland Treasury Corporation, 6.00%, 10/14/15	55,422,939
AUD	17,900	Queensland Treasury Corporation, 6.00%, 9/14/17	12,040,931
AUD	17,000	Queensland Treasury Corporation, 6.00%, 6/14/21	11,403,618
AUD	5,000	Rabobank Capital Fund Trust, 6.415%, 12/31/14 (a)(b)(c)	2,733,303
AUD	5,000	Rabobank Capital Fund Trust, 7.9917%, 12/31/14 (a)(b)(c)	2,831,843
AUD	13,000	Rabobank Nederland, 6.00%, 3/18/10	8,704,302
AUD	11,067	REDS Trust, 7.5167%, 3/03/15 (a)	7,196,998
AUD	5,000	Royal Bank of Scotland, 6.00%, 10/27/09 (a)(b)	3,282,633
AUD	4,800	RWH Finance Pty. Limited, 6.20%, 3/26/21	2,978,323
AUD	10,000	Snowy Hydro Ltd., 5.75%, 2/25/10 (a)	6,574,523
AUD	5,000	SNS Bank Nederland, 7.74%, 11/08/11 (a)(b)	3,048,951
AUD	10,000	SPI Australia Finance Pty. Ltd., 6.25%, 11/14/08	6,644,187
AUD	15,000	SPI Electricity & Gas, 6.50%, 11/03/11	9,790,650
AUD	21,000	St. George Bank, Ltd, 10.00%, 5/09/13 (a)(b)	14,869,922
AUD	1,000	Stores Securitisation Property Ltd., 7.6733%, 5/19/09 (a)	661,738
AUD	5,000	Suncorp Metway Insurance, Ltd., 6.75%, 9/23/14 (a)(b)	2,993,992
AUD	4,000	Suncorp Metway Insurance, Ltd., 6.75%, 10/06/16 (a)(b)	1,989,295
AUD	5,000	Suncorp Metway Insurance, Ltd., 8.4733%, 9/23/14 (a)(b)	2,875,729
AUD	5,000	Suncorp Metway Insurance, Ltd., 8.75%, 5/30/11	3,461,167
AUD	3,500	Sydney Airport Finance, 6.25%, 11/21/11	2,260,061
AUD	21,500	Telstra Corporation, Ltd., 7.25%, 11/15/12	14,081,530
AUD	2,000	Telstra Corporation, Ltd., 8.75%, 1/20/15	1,366,539
AUD	2,850	Treasury Corp. of Victoria, 6.00%, 10/17/22	1,916,974
AUD	5,000	Wells Fargo & Co., 5.75%, 7/12/10	3,255,127
AUD	34,030	Western Australia Treasury Corporation, 7.00%, 4/15/11	23,509,959
AUD	25,000	Western Australia Treasury Corporation, 7.00%, 4/15/15	17,793,332
AUD	77,000	Western Australia Treasury Corporation, 7.50%, 10/15/09	52,342,121
AUD	31,320	Western Australia Treasury Corporation, 8.00%, 6/15/13	22,796,967
AUD	75,000	Western Australia Treasury Corporation, 8.00%, 7/15/17	57,128,800
AUD	9,000	Westpac Banking Corporation, 6.00%, 11/16/10 (a)(b)	5,776,925
AUD	16,500	Westpac Banking Corporation, 6.50%, 1/24/12 (a)(b)	10,373,734
AUD	5,000	Westpac Banking Corporation, 8.25%, 4/18/11	3,474,182
AUD	9,808	Westpac Securitisation Trust, 7.4117%, 5/21/38 (a)	6,360,034
AUD	2,000	Wot CMBS Property Ltd., 7.6967%, 5/16/13	1,214,025
			802,460,251
	CHINA—2.7%
USD	7,800	CMHI Finance BVI Co. Ltd., 7.125%, 6/18/18	6,421,617
USD	3,950	Nine Dragons Paper Holdings, Ltd., 7.875%, 4/29/13 (c)(d)	1,000,464
USD	7,000	Parkson Retail Group, Ltd, 7.125%, 5/30/10 (b)	4,900,000
USD	5,100	Parkson Retail Group, Ltd, 7.875%, 11/14/11	3,570,000

See Notes to Financial Statements.	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
	LONG-TERM INVESTMENTS (continued)
	CHINA (continued)
USD	10,000	People’s Republic of China, 9.00%, 1/15/96	$12,000,000
USD	9,500	Xinao Gas Holdings Limited, 7.375%, 8/05/12	6,589,143
			34,481,224
	HONG KONG—9.9%
USD	12,650	Bank of East Asia Ltd., 5.625%, 12/14/10 (a)(b)	11,959,247
USD	6,950	CITIC Ka Wah Bank, 9.125%, 5/31/12 (a)(b)	7,204,717
HKD	75,000	Hong Kong Government, 3.63%, 12/19/11	10,329,582
HKD	112,000	Hong Kong Government, 3.97%, 9/19/11	15,563,709
HKD	100,000	Hong Kong Government, 4.06%, 3/19/12	14,008,942
HKD	100,000	Hong Kong Government, 4.20%, 9/17/12	14,097,664
HKD	99,000	Hong Kong Government, 4.53%, 6/18/12	14,070,224
USD	2,700	Hong Kong Land Finance Co., 5.50%, 4/28/14	2,207,285
USD	5,100	Hutchison Whampoa, Ltd., 6.25%, 1/24/14 (c)	4,140,782
USD	16,700	Hutchison Whampoa, Ltd., 6.50%, 2/13/13 (c)	14,568,829
USD	14,100	Hutchison Whampoa, Ltd., 7.45%, 11/24/33 (c)	8,845,226
USD	4,750	Swire Pacific MTN Financing Ltd., 6.25%, 04/18/18	3,441,822
USD	11,000	Wing Hang Bank Limited, 6.00%, 4/20/17 (a)(b)	6,411,020
			126,849,049
	INDIA—1.9%
USD	7,000	ICICI Bank, 6.375%, 4/30/17 (a)(b)(c)	4,058,999
USD	8,000	ICICI Bank, 6.625%, 10/03/12 (c)	5,234,768
USD	9,600	NTPC, Ltd., 5.875%, 3/02/16	7,353,360
USD	7,250	Reliance Industries Limited, 10.25%, 1/15/97 (c)	7,262,325
			23,909,452
	INDONESIA—8.5%
USD	11,500	Bank Danamon Indonesia, 7.65%, 3/30/09 (a)(b)(c)	9,508,315
IDR	220,000,000	Barclays Indonesia Government Bond Linked Note, 10.00%, 7/15/17	13,270,642
IDR	108,000,000	Indonesian Government, 9.50%, 6/15/15	6,923,652
IDR	105,500,000	Indonesian Government, 10.00%, 7/15/17	6,455,390
USD	14,700	Indosat Finance, 7.75%, 11/05/09 (b)(c)	10,677,981
USD	6,900	Majapahit Holding BV, 7.25%, 6/28/17 (c)	4,050,721
USD	5,600	Majapahit Holding BV, 7.875%, 6/29/37	2,675,798
USD	6,000	MGTI Finance Company, Ltd., 8.375%, 9/15/10	5,773,608
USD	8,050	PT Bank Lippo TBK, 7.375%, 11/22/11 (a)(b)	7,000,852
USD	19,200	Republic of Indonesia, 6.625%, 2/17/37 (c)	10,084,013
USD	14,000	Republic of Indonesia, 6.875%, 1/17/18 (c)	9,165,982
USD	21,850	Republic of Indonesia, 7.25%, 4/20/15 (c)	16,420,930
USD	13,000	Republic of Indonesia, 7.75%, 1/17/38 (c)	7,783,295
			109,791,179
	MACAU—0.1%
USD	3,900	Galaxy Entertainment Finance, 8.133%, 12/15/08 (a)(b)(c)	1,170,000
	MALAYSIA—6.2%
USD	4,700	Hong Leong Bank Berhad, 5.25%, 8/03/10 (a)(b)	4,403,613
USD	2,650	IOI Ventures, 5.25%, 3/16/15	1,887,415
MYR	26,900	Malaysia Government, 3.702%, 2/25/13	7,468,746
MYR	65,000	Malaysia Government, 3.718%, 6/15/12	18,105,932
MYR	49,000	Malaysia Government, 4.262%, 9/15/16	13,757,781

Aberdeen Asia-Pacific Income Fund, Inc.	See Notes to Financial Statements.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
	MALAYSIA (continued)
USD	4,800	Petroliam Nasional Berhad, 7.00%, 5/22/12 (c)	$4,630,954
USD	2,000	Petroliam Nasional Berhad, 7.875%, 5/22/22 (c)	1,788,438
USD	8,350	Public Bank Berhad, 5.00%, 6/20/12 (a)(b)	6,962,121
USD	3,200	Public Bank Berhad, 5.625%, 9/22/09 (a)(b)	3,182,912
USD	3,000	Telekom Malaysia, 7.875%, 8/01/25 (c)	2,643,993
USD	14,000	Tenaga Nasional Berhad, 7.50%, 1/15/96 (c)	10,790,080
USD	2,400	Tenaga Nasional Berhad, 7.50%, 11/01/25 (c)	2,034,415
USD	1,600	Tenaga Nasional Berhad, 7.625%, 4/01/11 (c)	1,568,597
			79,224,997
	NEW ZEALAND—1.5%
NZD	2,000	Bank of America Corp., 7.53%, 3/08/12	1,119,956
NZD	1,000	European Investment Bank, 7.25%, 2/08/10	589,843
NZD	2,000	General Electric Capital Corp., 6.50%, 9/28/15	1,048,400
NZD	2,000	General Electric Capital Corp., 7.00%, 7/15/09	1,124,778
NZD	2,000	HBOS Treasury Services PLC, 8.805%, 2/03/09 (a)	1,167,485
NZD	2,000	Morgan Stanley, 6.86%, 9/06/12	818,820
NZD	4,500	New Zealand Government, 6.00%, 4/15/15	2,617,251
NZD	4,000	New Zealand Government, 7.00%, 7/15/09	2,352,909
NZD	1,500	Province of Manitoba, 6.375%, 9/01/15	863,390
NZD	5,500	Province of Ontario, 6.25%, 12/03/08	3,201,123
NZD	4,000	Province of Ontario, 6.25%, 6/16/15	2,287,953
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	841,108
NZD	1,500	SLM Corp., 6.50%, 6/15/10	665,089
NZD	2,000	Toyota Motor Credit Corp., 6.75%, 9/21/09	1,166,041
			19,864,146
	PHILIPPINES—12.9%
USD	4,000	Bangko Sentral ng Pilipinas, 8.60%, 6/15/27	3,170,000
USD	7,500	Land Bank of Philippines, 7.25%, 10/19/11 (a)(b)	6,722,062
USD	1,600	National Power Corporation, 9.875%, 3/16/10	1,606,549
USD	7,000	National Power Corporation, 6.875%, 11/02/16 (c)	4,741,044
PHP	530,000	Philippine Government, 9.125%, 9/04/16	11,086,141
PHP	95,000	Philippine Government, 13.00%, 4/25/12	2,194,579
PHP	152,800	Philippine Government, 18.00%, 11/26/08	3,141,308
USD	10,800	Philippine Long Distance Telephone Company, 8.35%, 3/06/17	8,856,000
USD	8,500	Philippine Long Distance Telephone Company, 11.375%, 5/15/12	8,245,000
USD	22,400	Republic of Philippines, 7.75%, 1/14/31	20,608,000
USD	9,450	Republic of Philippines, 8.25%, 1/15/14	9,261,000
USD	12,000	Republic of Philippines, 8.375%, 2/15/11	12,240,000
USD	4,000	Republic of Philippines, 9.00%, 2/15/13	4,040,000
USD	11,600	Republic of Philippines, 9.375%, 1/18/17	11,600,000
USD	16,050	Republic of Philippines, 9.875%, 1/15/19	17,253,750
USD	25,879	Republic of Philippines, 10.625%, 3/16/25	27,690,530
USD	4,900	SM Investments Corp., 6.75%, 7/18/11 (b)	4,583,166
USD	9,000	URC Philippines, Ltd., 8.25%, 1/20/10 (b)	8,135,406
			165,174,535
	SINGAPORE—5.8%
USD	7,200	BW Group Ltd., 6.625%, 6/28/17 (c)	4,625,482
USD	1,300	DBS Bank, 5.00%, 11/15/14 (a)(b)(c)	886,453

See Notes to Financial Statements.	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
	SINGAPORE (continued)
USD	10,400	DBS Bank, 5.125%, 5/16/12 (a)(b)(c)	$9,405,250
USD	1,500	DBS Bank, 7.125%, 5/15/11 (c)	1,409,037
USD	7,500	DBS Bank, 7.657%, 3/15/11 (a)(b)(c)	7,486,500
USD	4,900	Flextronics International, Ltd., 6.50%, 12/18/08 (b)	3,822,000
SGD	17,400	Singapore Government, 2.625%, 4/01/10	11,962,435
SGD	16,200	Singapore Government, 2.875%, 7/01/15	11,231,832
SGD	7,600	Singapore Government, 3.25%, 9/01/20	5,110,531
SGD	13,000	Singapore Government, 4.00%, 9/01/18	9,520,944
USD	6,000	Stats Chippac, Ltd., 6.75%, 11/15/08 (b)	5,100,000
USD	5,350	Stats Chippac, Ltd., 7.50%, 7/19/10	4,547,500
			75,107,964
	SOUTH KOREA—10.5%
USD	3,500	Hana Funding, Ltd., 8.748%, 12/17/12 (a)(b)	2,222,500
USD	5,900	Hanarotelecom, Inc., 7.00%, 2/01/12 (c)	3,997,315
USD	3,800	Hyundai Capital Services, 5.625%, 1/24/12	3,119,941
USD	2,850	Hyundai Motors Manufacturing, 5.30%, 12/19/08 (c)	2,840,025
USD	10,000	Korea Electric Power Corporation, 7.00%, 2/01/27	6,706,470
USD	3,900	Korea South-East Power Co., Ltd., 4.75%, 6/26/13	3,392,228
USD	12,000	Korea South-East Power Co., Ltd., 6.00%, 5/25/16 (c)	9,592,128
USD	1,600	National Agricultural Cooperative Federation, 6.125%, 6/15/11 (a)(b)	1,409,349
USD	7,600	Pusan Bank, 5.50%, 3/14/12 (a)(b)	5,871,213
USD	3,950	SC First Bank Korea, 7.267%, 3/03/14 (a)(b)(c)	3,000,736
KRW	3,120,000	South Korea National Debt, 4.00%, 6/10/10	2,383,516
KRW	6,125,000	South Korea National Debt, 4.25%, 9/10/14	4,600,352
KRW	23,550,000	South Korea National Debt, 5.00%, 9/10/16	18,054,191
KRW	20,150,000	South Korea National Debt, 5.25%, 3/10/13	15,978,788
KRW	3,350,000	South Korea National Debt, 5.50%, 9/10/17	2,628,435
KRW	26,674,000	South Korea National Debt, 6.91%, 7/18/11	21,869,229
USD	4,100	SK Energy Co. Ltd., 7.00%, 6/19/13	3,855,423
USD	3,900	Shinhan Bank, 4.625%, 11/03/09 (a)(b)(c)	3,807,859
USD	6,650	Shinhan Bank, 5.663%, 3/02/15 (a)(b)	3,283,517
USD	800	Kookmin Bank, 3.87875%, 12/27/08 (a)	794,403
USD	10,200	Korea Railroad Corp., 5.375%, 5/15/13 (c)	8,607,831
USD	4,505	Woori Bank, 5.75%, 3/13/09 (a)(b)(c)	4,445,511
USD	4,700	Woori Bank, 6.208%, 5/02/17 (a)(b)(c)	1,970,146
			134,431,106
	TAIWAN—0.3%
USD	6,900	Cathay United Bank Co., Ltd., 5.50%, 10/05/15 (a)(b)(c)	3,958,102
	THAILAND—4.3%
USD	6,000	Bangkok Bank Public Company, 9.025%, 3/15/29 (c)	3,447,618
USD	4,700	Kasikornbank Public Company Limited, 8.25%, 8/21/16 (c)	3,459,064
USD	2,200	Krung Thai Bank PCL, 7.378%, 10/10/16 (a)(b)	963,431
USD	3,100	PTT Public Company Limited, 5.75%, 8/01/14 (c)	2,692,865
THB	200,000	Thailand Government, 4.25%, 3/13/13	5,880,553
THB	690,000	Thailand Government, 5.125%, 3/13/18	21,638,361

Aberdeen Asia-Pacific Income Fund, Inc.	See Notes to Financial Statements.

Portfolio of Investments (continued)

As of October 31, 2008

Principal Amount (000)		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
	THAILAND (continued)
THB	269,000	Thailand Government, 5.25%, 5/12/14	$8,285,768
THB	270,000	Thailand Government, 5.40%, 7/27/16	8,551,428
			54,919,088
		Total Long-Term Investments (cost $1,968,940,721)	1,631,341,093
	SHORT-TERM INVESTMENTS—5.4%
	NEW ZEALAND—0.1%
NZD	2,592	New Zealand Call Deposit, 2.00%, perpetual	1,509,601
	UNITED STATES—5.3%
USD	28,593	Repurchase Agreement, State Street Bank and Trust Company, 0.05% dated 10/31/08, due 11/03/08 in the amount of $28,593,119 (collateralized by $21,100,000 U.S. Treasury Bond, 8.75% due 8/15/20; value $29,170,750)	28,593,000
USD	39,074	State Street Bank & Trust Time Deposit, 0.15%, 11/03/08	39,074,000
			67,667,000
		Total Short-Term Investments (cost $69,396,556)	69,176,601
		Total Investments—132.4% (cost $2,038,337,277)	1,700,517,694

		Liabilities in Excess of Other Assets—(32.4)%	(416,199,486)
		Net Assets Applicable to Common Shareholders—100.0%	$1,284,318,208

AUD—Australian dollar	KRW—South Korean won	SGD—Singapore dollar
CNY—China renminbi	MYR—Malaysian ringgit	THB—Thailand baht
HKD—Hong Kong dollar	NZD—New Zealand dollar	USD—United States dollar
IDR—Indonesian rupiah	PHP—Philippine peso

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2008.
(b)	The date presented for these instruments represents the next call/put date.
(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate market value of these securities amounted to $223,367,219 or 17.39% of net assets applicable to common shareholders.
(d)	Security was fair valued on October 31, 2008.

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund	Unrealized Depreciation
Deutsche Bank	June 25, 2011	130,000	4.1400%	3 month LIBOR	$(5,071,322)
Merrill Lynch	June 26, 2009	144,000	3.3700%	3 month LIBOR	(1,966,167)
UBS AG	October 31, 2010	116,000	3.9800%	3 month LIBOR	(2,594,579)
					$(9,632,068)

See Notes to Financial Statements.	Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2008

Futures Contracts

	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase contracts:
Australian Treasury Bond 6%—10 year	December 2008	466	$(219,796)
United States Treasury Note 6%—2 year	December 2008	50	137,500
United States Treasury Bond 6%—5 year	December 2008	38	46,906
United States Treasury Bond 6%—10 year	December 2008	6	(12,484)

Sale contracts:
Australian Treasury Bond 6%—3 year	December 2008	582	(130,045)
United States Treasury Bond 6%—30 year	December 2008	98	401,672
			$223,753

Foreign Forward Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2008	Sale Value as of October 31, 2008	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
settlement date 11/03/08	AUD81,000,000	USD54,158,000	$53,803,811	$54,158,000	$(354,189)

China Renminbi/United States Dollar
settlement date 12/08/08	CNY62,957,440	USD9,200,000	9,142,685	9,200,000	(57,315)
settlement date 12/16/08	CNY5,797,595	USD850,000	840,902	850,000	(9,098)

Malaysian Ringgit/United States Dollar
settlement date 11/24/08	MYR20,221,536	USD5,920,000	5,691,488	5,920,000	(228,512)

Singapore Dollar/United States Dollar
settlement date 12/11/08	SGD15,090,484	USD10,555,000	10,188,844	10,555,000	(366,156)

South Korean Won/United States Dollar
settlement date 11/13/08	KRW10,776,144,000	USD10,320,000	8,373,680	10,320,000	(1,946,320)

United States Dollar/Australian Dollar
settlement date 11/03/08	USD69,637,370	AUD81,000,000	69,637,370	53,803,811	15,833,559
settlement date 12/03/08	USD54,000,050	AUD81,000,000	54,000,050	53,653,357	346,693

United States Dollar/Hong Kong Dollar
settlement date 11/10/08	USD7,800,000	HKD60,832,980	7,800,000	7,849,432	(49,432)
settlement date 12/11/08	USD9,400,000	HKD73,225,060	9,400,000	9,447,785	(47,785)

United States Dollar/Indonesian Rupiah
settlement date 11/28/08	USD4,450,000	IDR52,305,300,000	4,450,000	4,764,962	(314,962)

United States Dollar/Philippines Peso
settlement date 11/28/08	USD7,580,000	PHP379,902,020	7,580,000	7,757,756	(177,756)

United States Dollar/South Korean Won
settlement date 11/28/08	USD11,800,000	KRW13,633,720,000	11,800,000	10,615,700	1,184,300

United States Dollar/Thai Baht
settlement date 11/12/08	USD6,000,000	THB209,820,000	6,000,000	5,977,408	22,592
Net USD Total			$258,708,830	$244,873,211	$13,835,619

Aberdeen Asia-Pacific Income Fund, Inc.	See Notes to Financial Statements.

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investments, at value (cost $2,038,337,277)	$1,700,517,694
Foreign currency, at value (cost $26,194,668)	24,686,469
Cash	744,854
Cash at broker	6,641,169
Receivable for investments sold	35,987,648
Interest receivable	28,517,801
Receivable for foreign forward currency exchange contracts closed	21,372,012
Unrealized appreciation on forward foreign currency exchange contracts	17,387,144
Variation margin receivable for futures contracts	223,753
Prepaid expenses and other assets	147,600
Total assets	1,836,226,144

Liabilities
Bank loan payable (Note 6)	520,000,000
Net unrealized depreciation on interest rate swaps	9,632,068
Dividends payable to common shareholders	9,162,588
Payable for investments purchased	5,671,468
Unrealized depreciation on forward foreign currency exchange contracts	3,551,525
Investment management fee payable	1,030,448
Due to broker-interest rate swap payment	773,382
Deferred foreign capital gains tax	328,161
Administration fee payable	256,086
Payable for common shares repurchased	251,191
Interest payable on bank loan	180,856
Accrued expenses and other liabilities	1,070,163
Total liabilities	551,907,936
Net Assets Applicable to Common Shareholders	$1,284,318,208

Composition of Net Assets Applicable to Common Shareholders
Common stock (par value $.01 per share)	$2,617,291
Paid-in capital in excess of par	1,680,542,009
Distributions in excess of net investment income	(7,276,348)
Accumulated net realized loss on investment transactions	(106,751,230)
Net unrealized depreciation on investments	(144,062,776)
Accumulated net realized foreign exchange gains	54,508,976
Net unrealized foreign exchange losses	(195,259,714)
Net Assets Applicable to Common Shareholders	$1,284,318,208
Net asset value per common share based on 261,729,144 shares issued and outstanding	$4.91

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2008

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $4,909,562)	$144,311,273

Expenses
Investment management fee	12,208,677
Administration fee	3,076,021
Bank loan fees and expenses	1,351,528
Legal fees and expenses	935,666
Custodian’s fees and expenses	838,428
Auction agent’s fees	728,157
Insurance expense	599,047
Reports to shareholders and proxy solicitation	419,246
Directors’ fees and expenses	392,759
Transfer agent’s fees and expenses	194,120
Investor relations fees and expenses	151,941
Independent auditors’ fees and expenses	147,193
Miscellaneous	178,081
Total operating expenses	21,220,864
Interest expense (Note 6)	11,019,175
Total expenses	32,240,039
Net investment income	112,071,234

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	(19,379,980)
Interest rate swaps	273,647
Futures contracts	4,317,950
Foreign currency transactions	142,532,788
127,744,405

Net change in unrealized appreciation/(depreciation) on:
Investments (including $328,161 deferred capital gain tax)	(122,565,071)
Interest rate swaps	(12,282,644)
Futures contracts	594,148
Foreign currency translation	(528,748,908)
(663,002,475)
Net loss on investments, swaps, futures and foreign currencies	(535,258,070)
Net Decrease in Net Assets Resulting From Operations	(423,186,836)
Dividends to preferred shareholders from net investment income	(16,104,674)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting From Operations	$(439,291,510)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

Increase/(Decrease) in Net Assets Applicable to Common shareholders

Operations
Net investment income	$112,071,234	$117,330,341
Net realized gain/(loss) on investment transactions, interest rate swaps and future contracts	(14,788,383)	13,576,612
Net realized gain on foreign currency transactions	142,532,788	53,662,509
Net change in unrealized depreciation on investments, swaps and futures contracts	(134,253,567)	(49,800,221)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(528,748,908)	150,686,155
Net increase/(decrease) in total net assets resulting from operations	(423,186,836)	285,455,396
Dividends to preferred shareholders from net investment income	(16,104,674)	(32,692,938)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	(439,291,510)	252,762,458

Distributions to common shareholders from:
Net investment income	(110,801,949)	(69,667,871)
Tax return of capital	–	(41,663,188)
Net decrease in net assets applicable to common shareholders resulting from distributions	(110,801,949)	(111,331,059)

Common Stock Transactions
Repurchase of common stock resulting in the reduction of 3,344,500 and 0 shares of common stock, respectively	(19,036,432)	–
Total increase/(decrease) in net assets applicable to common shareholders	(569,129,891)	141,431,399

Net Assets Applicable to Common Shareholders
Beginning of year	1,853,448,099	1,712,016,700
End of year (including distributions in excess of net investment income of ($7,276,348) and ($24,623,336), respectively)	$1,284,318,208	$1,853,448,099

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2008

Increase/(Decrease) in Cash (Including Foreign Currency)

Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of ($6,327,527)	$155,456,818
Operating expenses paid	(31,843,673)
Purchases of short-term portfolio investments, net	(26,138,813)
Purchases of long-term portfolio investments	(1,265,414,104)
Proceeds from sales of long-term portfolio investments	1,364,021,203
Realized gain on interest rate swap transactions	1,047,029
Proceeds on forward foreign currency exchange transactions, net	4,833,299
Payments received from broker for futures	2,069,993
Other assets	194,059
Net cash provided from operating activities	204,225,811

Cash flows used for financing activities
Redemption of AMPS	(600,000,000)
Bank loan	520,000,000
Dividends paid to common shareholders	(110,916,938)
Dividends paid to preferred shareholders	(16,832,180)
Repurchase of common shares	(18,785,241)
Net cash used for financing activities	(226,534,359)
Effect of exchange rate on cash	(8,791,975)
Net decrease in cash	(31,100,523)
Cash at beginning of year	56,531,846
Cash at end of year	$25,431,323

Reconciliation of Net Decrease in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From Operating Activities
Net decrease in net assets resulting from operations	$(423,186,836)
Increase in investments	109,333,869
Net realized loss on investments	19,379,980
Net realized gains on swap transactions	(273,647)
Net realized gains on futures transactions	(4,317,950)
Net realized foreign exchange gains	(142,532,788)
Net change in unrealized appreciation/depreciation on investments, futures and swaps	134,253,567
Net change in unrealized foreign exchange gains/losses	528,748,908
Decrease in interest receivable	5,021,138
Increase in receivable for investments sold	(36,169,983)
Increase in payable for interest rate swap	773,382
Payment received from broker for futures	2,069,993
Increase in payable for investments purchased	5,702,454
Increase in payable for interest on bank loan	180,856
Proceeds on forward foreign currency exchange transactions, net	4,833,299
Increase in prepaid assets, accrued expenses and other liabilities	409,569
Total adjustments	627,412,647
Net cash provided from operating activities	$204,225,811

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$6.99	$6.46	$6.32	$6.42	$6.10

Net investment income	0.42	0.44	0.40	0.41	0.36
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency transactions	(2.03)	0.63	0.27	(0.02)	0.41
Dividends to preferred shareholders from net investment income	(0.06)	(0.12)	(0.11)	(0.07)	(0.03)
Total from investment operations applicable to common shareholders	(1.67)	0.95	0.56	0.32	0.74
Distributions to common shareholders from:
Net investment income	(0.42)	(0.26)	(0.37)	(0.36)	(0.37)
Tax return of capital	–	(0.16)	(0.05)	(0.06)	(0.05)
Total distributions	(0.42)	(0.42)	(0.42)	(0.42)	(0.42)
Effect of Fund shares repurchased	0.01	–	–	–	–
Net asset value per common share, end of year	$4.91	$6.99	$6.46	$6.32	$6.42
Market value, end of year	$4.18	$6.29	$6.10	$5.76	$6.34

Total Investment Return Based on(2):
Market value	(28.40% )	10.18%	13.43%	(2.93% )	12.58%
Net asset value	(24.32% )	15.62%	9.48%	5.18%	12.69%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of year (000 omitted)	$1,284,318	$1,853,448	$1,712,017	$1,675,651	$1,700,459
Average net assets applicable to common shareholders (000 omitted)	1,741,104	1,763,579	1,689,100	1,749,085	1,654,712
Operating expenses(4)	1.85%	1.24%	1.22%	1.22%	1.30%
Operating expenses, excluding interest expense	1.22%	1.24%	1.22%	1.22%	1.30%
Net investment income	5.51%	4.80%	4.65%	5.11%	5.22%
Portfolio turnover	58%	32%	21%	16%	13%
Senior securities (loan facility) outstanding (000 omitted)	$520,000	–	–	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–	$600,000	$600,000	$600,000	$600,000
Asset coverage ratio on revolving credit facility at year end	347%	–	–	–	–
Asset coverage per $1,000 on revolving credit facility at year end	$3,470	–	–	–	–
Asset coverage ratio on preferred stock at year end	–	409%	385%	379%	384%
Asset coverage per share on preferred stock at year end	–	$102,227	$96,334	$94,819	$95,852

(1)	Based upon average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred stock dividends to average net assets of common shareholders are 6.44%, 6.65%, 6.35%, 6.16%, and 5.74%, respectively.
(4)	Includes expenses of both preferred and common stock.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes (see Taxes on page 24).

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. These Procedures were revised and approved by the Board of Directors on September 9, 2008. In accordance with the Procedures, investments are stated at current market value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price or, if unavailable, as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value or using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest.

To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Net realized foreign exchange gains/(losses) include realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains/(losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Accumulated net realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are recorded on the accrual basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate and Currency Swaps:

The Fund may engage in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or to hedge the leverage facility.

An interest rate swap is an agreement between two parties which involves the exchange of floating and fixed rate payments (an interest rate and currency swap involves the exchange of interest rate payments in another currency) for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” to reflect the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counterparty to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Notional amounts of swaps are used to express the extent of involvement in these transactions, although the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Risks arise from unanticipated movements in the value of the foreign currency relative to the functional currencies and from potential inability of counterparties to meet the terms of their contracts. The Fund is subject to off balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Use of long futures contracts subjects the Fund to

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

the risk of loss in excess of the amounts on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures subjects the Fund to unlimited risk of loss.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders through May 13, 2008 were accrued on a daily basis and were determined as described in Note 7.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal 2009 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In addition, in September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosure.

Reclassification of Capital Accounts:

For the year ended October 31, 2008, the Fund decreased distributions in excess of net investment income by $32,182,377, increased accumulated net realized loss on investment transactions by $28,413,329 and decreased accumulated net realized foreign exchange gains by $3,769,048. These reclassifications are a result of permanent differences primary attributable to foreign currency transactions, amortization methods on fixed income securities and accounting for swap agreements. Net investment income, net realized loss on investments and net assets were not affected by this change.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/(losses) resulting from the repatriation of Australian dollars into U.S. dollars and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

No provision has been made for U.S. Federal income taxes because it is the Fund’s policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 did not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remain open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Concentration Risk Disclosure:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1.75 billion and 0.45% of such assets in excess of $1.75 billion. Managed Assets are defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $2,931,446 to the Investment Adviser during the year ended October 31, 2008.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the year ended October 31, 2008, the Fund incurred fees of $122,769 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2008 aggregated $1,271,116,558 and $1,400,191,186, respectively.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

	October 31, 2008	October 31, 2007
Distributions paid from:
Ordinary income	$126,906,623	$102,360,809
Tax return of capital	–	41,663,188
Total tax character of distributions	$126,906,623	$144,023,997

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$16,585,682
Undistributed long-term capital gains – net	–
Total undistributed earnings	16,585,682
Capital loss carryforward	(102,366,727	)*
Unrealized appreciation/(depreciation) – net	(313,060,047	)**
Total accumulated earnings/(losses) – net	$(398,841,092)

*	On October 31, 2008, the Fund had a net capital loss carryforward of $102,366,727 of which $19,311,010 expires in 2010, $2,085,000 expires in 2012, $11,159,376 expires in 2013, $11,980,826 expires in 2014, $18,942,725 expires in 2015 and $38,887,790 expires in 2016. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization of unrealized gains on certain futures and forward contracts, the accounting for swap agreements, and other timing differences.

The United States Federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$1,847,011,783	$26,137,573	$172,631,662	$146,494,089

5. Common Stock

There are 400 million shares of $0.01 par value common stock authorized. At October 31, 2008, there were 261,729,144 common shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the year ended October 31, 2008, the Fund repurchased 3,344,500 shares through this program. The weighted average discount on shares repurchased by the Fund was 12.0% during the fiscal year ended October 31, 2008.

6. Revolving Credit Facility

The Fund has entered into a $600 million loan facility with a syndicate of major financial institutions led by The Bank of Nova Scotia. On April 21, 2008, there was an initial draw of $325 million and subsequent draws of $100 million on April 24, 2008 and May 2, 2008, and a final draw of $75 million on May 12, 2008. For the fiscal year ended October 31, 2008, the average interest rate on the loan facility was 3.53% and the average balance of the loan facility was $581,871,795. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis. On October 24, 2008, the Fund paid down $15 million on the balance on the loan, on October 27, 2008, the Fund paid down $25 million on the balance of the loan and on October 31, the Fund paid down $40 million on the balance of the loan bringing the total balance of the loan outstanding at October 31, 2008, to $520 million. Subsequent to fiscal year end, on November 3, 2008, the Fund paid down an additional $30 million on the balance of the loan bringing the total balance of the loan to $490 million.

The amounts borrowed from the line of credit may be invested at higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. As described below, in the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. These covenants also include limits on the Fund’s ability to (i) issue preferred shares or forms of indebtedness, (ii) incur liens, (iii) change its investment objective or fundamental investment restrictions without the approval of lenders, (iv) amend the Fund’s organizational documents in a manner which could adversely affect the rights and remedies of the lenders, or (v) create, incur, assume or permit to exist certain debt except for certain specified types of debt. In addition, the credit agreement does not permit the Fund’s asset coverage ratio (as defined in the agreement) to fall below 300% at any time.

Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. These other events include, but are not limited to:

•	Non-payment by the Fund of certain obligations to the lenders and other parties;

•	Involuntary or voluntary liquidation, reorganization or other debt relief proceedings are commenced against or by the Fund;

•

Aberdeen Asset Management Limited ceases to be the Investment Adviser to the Fund; State Street Bank and Trust Company ceases to be the Fund’s custodian, or Aberdeen Asset Management Inc. ceases to be the Fund’s administrator;

•	Aberdeen Asset Management Asia Limited ceases to be owned or controlled by Aberdeen Asset Management PLC.

The credit agreement permits, in certain circumstances, the Fund to cure non-compliance or seek waivers or approvals from the lenders. However, in the event that the loan facility were cancelled or were not available for renewal, the Fund may not be able to find other financing on acceptable terms, if at all. Should the Fund be unable to find other sources for financing, it would be forced to “de-leverage” by making significant sales of its portfolio investments. De-leveraging could involve the sales of some securities under unfavorable market conditions in order to repay the lenders. This could result in the portfolio’s securities being sold for less than their expected value. Furthermore, these sales may realize capital gains. Because capital gains must be distributed to the Fund’s stockholders, the Fund may need to sell additional portfolio securities under unfavorable market conditions in order to fund such distributions.

The Fund’s Investment Management Agreement and Investment Advisory Agreement, under which management and advisory fees are paid to the Investment Manager and Investment Adviser, are based on the Fund’s assets applicable to shares of common and preferred stock, have been reformed in order to reflect the implementation of the loan facility and the completion of the AMPS redemption. Because the Fund no longer uses preferred stock (i.e. the AMPS) for leverage, the Fund, the Investment Manager and Investment Adviser have agreed to reform the Investment Management Agreement and Investment Advisory Agreement to reflect the parties’ intention that the investment management fee be paid based on the Fund’s Managed Assets (including assets attributable to any form of investment leverage). For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

7. Preferred Stock

The 24,000 shares of Auction Market Preferred Stock (“AMPS”) previously outstanding consisted of nine series as follows: Series A – 3,000 shares, Series B – 3,000 shares, Series C – 2,000 shares, Series D – 4,000 shares, Series E – 2,000 shares, Series F – 2,000 shares, Series G – 3,000 shares, Series H – 2,500 shares and Series I – 2,500 shares. The AMPS had a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared. The AMPS had rights as set forth in the Fund’s Articles of Amendment and Restatement.

Dividends on each series of AMPS were cumulative at a rate typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 3.90% to 6.50% during the period ended May 13, 2008.

On April 2, 2008, Series B and Series E were redeemed. On April 23, 2008, Series G was redeemed. On April 24, 2008, Series H was redeemed. On April 25, 2008, Series I was redeemed. On April 28, 2008 Series F was redeemed. On April 29, 2008, Series C was redeemed. On May 6, 2008, Series D was redeemed. On May 13, 2008, Series A was redeemed.

The AMPS were redeemable at the option of the Fund, in whole or in part, on any dividend payout date at $25,000 per share plus any accumulated but unpaid dividends. The AMPS were also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles are not satisfied.

8. Subsequent Events

Subsequent to October 31, 2008, the Fund declared a monthly distribution of 3.5 cents per share payable on December 12, 2008 and January 16, 2009 to common shareholders of record as of November 28, 2008 and December 31, 2008, respectively, and declared a special distribution of 5.0 cents per share payable on January 16, 2009 to common shareholders of record as of December 31, 2008.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Aberdeen Asia-Pacific Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) at October 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2008

Aberdeen Asia-Pacific Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended October 31, 2008:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
November 16, 2007-January 11, 2008	1.57%	65.21%
February 15, 2008-October 10, 2008	3.72%	74.56%

Preferred Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
November 2007-December 2007	1.57%	65.21%
January 2008-May 2008	4.16%	76.43%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Shareholders should consult their tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of distributions paid grossed-up for foreign taxes paid.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (collectively “Agreements”)

In September 2008, at an in-person meeting, the Board of Directors, including all of the Directors who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Directors”), considered and approved the renewal of the Agreements for an additional term of twelve months. At this meeting, the Directors reviewed an extensive report prepared by the Investment Manager and the Investment Adviser (collectively, the “Advisers”) in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive session with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers. Given the fact that (i) all management fees payable by the Fund are payable only to the Investment Manager, and the Investment Manager pays a portion of those fees to the Investment Adviser, an affiliated entity which is under common ownership by Aberdeen Asset Management PLC, and (ii) the Investment Manager and the Investment Adviser use a team approach to the making of investment decisions, the Board of Directors did not separately consider the renewal of the Management Agreement and the Investment Advisory Agreement, but rather viewed the Investment Manager and the Investment Adviser as providers of a unified service. However, the Board was provided, and did consider, information as to the services provided by each of the Investment Manager and the Investment Adviser, and the fees payable by the Fund to the Investment Manager and by the Investment Manager to the Investment Adviser. The Board’s materials also contained certain pro-forma estimates as to the profitability of the Investment Manager and the Investment Adviser in respect of their services to the Fund. The Board’s consideration of investment performance, expenses and economies of scale, as further discussed below, was focused at the Fund level without any separate attribution of those factors to the Investment Manager and the Investment Adviser given the impracticalities inherent in attempting any such attribution.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee, the Independent Directors and the entire Board of Directors, concluded that:

•

The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of eleven other comparable closed-end global income funds compiled by Strategic Insight (“SI”) at the request of the Fund (the “Peer Group”), including Aberdeen Global Income Fund, Inc., another U.S.-registered closed-end fund managed by the Investment Manager, First Trust/Aberdeen Global Opportunity Income Fund, a U.S.-registered closed-end fund sub-advised by Aberdeen Asset Management Inc. (“AAMI”), and Aberdeen Asia-Pacific Income Investment Company Limited, a non-US fund listed on the Toronto Stock Exchange, as well as two segregated accounts with global bond mandates. The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2008) of 0.517% was the second lowest of the Peer Group, whose fees ranged from 0.500% to 1.264%, and was comfortably below the Peer Group’s median and average fee rates of 0.803% and 0.812%, respectively. The Committee, the Independent Directors and the Board assumed that the SI compilation of funds represented a reasonably comparable group that provided a reasonably reliable general indication of relative fees. Additionally, the Committee, the Independent Directors and the Board noted that the Fund’s effective management fee rate was below the effective management fee rates 0.646% paid by Aberdeen Global Income Fund, Inc., 1.011% paid by First Trust/Aberdeen Global Opportunity Income Fund and 0.578% paid by the non-US fund listed on the Toronto Stock Exchange. The Committee, the Independent Directors and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements. Fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee, Independent Directors and Board reviewed and approved the reformation of the Investment Management and Investment Advisory Agreements to clarify the management fees are calculated based on Managed Assets, as defined therein.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (continued)

•

They were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee, the Independent Directors and the Board reviewed, among other things, the Advisers’ investment experience, including the positive growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in the emerging markets, and the Aberdeen Group’s growth in Australia. The Committee, the Independent Directors and the Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee, the Independent Directors and the Board also considered the background and experience of the Advisers’ senior management and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition to the other elements noted, the Committee, the Independent Directors and the Board considered the Fund’s absolute and relative performance and its expense ratio to assess the quality of the advisory services provided. The Committee, the Independent Directors and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. Based on these materials, they determined that the advisory services provided were extensive in nature and of high quality.

•

The Committee, the Independent Directors and the Board received and reviewed information as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”), ranking 4th out of 12 for the year-to-date period ended April 30, 2008, 5th out of 11 for the one year period ended April 30, 2008, 4th out of 7 for the three year period ended April 30, 2008 and 3rd out of 6 for the five year period ended April 30, 2008. The Fund’s total return for the year ended April 30, 2008 (excluding the effect of interest rate swaps and after deducting fees and expenses) was 7.00% compared to 6.28% for the non-US fund listed on the Toronto Stock Exchange, 13.66% for Aberdeen Australian Bond Fund, 5.93% for Aberdeen Global Income Fund, Inc. and 12.32% for First Trust/Aberdeen Global Opportunity Income Fund for the same period. The Committee, the Independent Directors and the Board noted that the differences in performance noted may have been due to the differences in the investment strategies of each of these other funds.

•

The Committee, the Independent Directors and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee, the Independent Directors and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Morningstar Group, and other Aberdeen-managed funds, including Aberdeen Australian Bond Fund and two segregated accounts with global bond mandates. The Committee, the Independent Directors and the Board further reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The SI data indicated that for each of the calendar years ended 2003 through 2007 and the six months ended June 30, 2008, the Fund’s discount/premium ranking ranged from 5th to 10th out of the 6-12 funds in the Morningstar Group. The SI data indicated that for the year to date period ended June 30, 2008, the Fund’s discount/premium ranking was 8th out of the 12 funds in the Morningstar Group. The Committee, the Independent Directors and the Board all noted that the Fund underperformed its composite benchmark constructed by the Investment Manager for the one-, three- and five-year periods ended October 31, 2007, but the Fund met its monthly distribution requirements, which likely would not have been achieved had the Fund been managed strictly to follow the benchmark. The Committee, the Independent Directors and the Board viewed the Advisers’ investment process and investment services to be good and concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

The Fund’s expense ratio of 0.899% based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings for investment purposes, including preferred stock and leverage, for the six months ended April 30, 2008 was below the average and median expense ratios of 1.181% and 1.210%, respectively, of all funds in the Peer Group and ranked second out of the 12 funds in the Peer Group. The Fund’s expense ratio based on average net assets for the six months ended April 30, 2008 was below the average and median expense ratios of all funds in the Peer Group and ranked 4th out of the 12 funds in the Peer Group. The Committee, the Independent Directors and the Board concluded that the overall expense structure supported re-approval of the Agreements.

•

Any potential economies of scale were being shared between the Fund and the Advisers in an appropriate manner. This determination was based on factors including that the Fund’s management fee schedule provided breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

•

The Committee, the Independent Directors and the Board determined that based on the costs of providing investment management and advisory services to the Fund, the profits that the Advisers received were reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable. The Committee, the Independent Directors and the Board analyzed the profitability levels in light of their collective commercial experience and business judgment, and also considered that the level of profitability to the Advisers was within the range that courts in the past had found to be acceptable when considering the propriety of investment advisory fees paid by registered investment companies.

As noted above, the Board reviewed detailed materials received from the Advisers as part of the renewal process. The Board also regularly reviews and assesses the quality of the services the Fund receives throughout the year. In this regard, the Board reviews reports of the Advisers in each of its regular quarterly meetings at a minimum, which reports include, among other things, a portfolio review and Fund performance reports.

In considering the Agreements, the Committee, the Independent Directors and the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Committee, the Independent Directors and the Board concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, unanimously approved the renewal of the Agreements.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Plan. Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by the Plan Agent in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund’s common stock plus any brokerage commission is equal to or exceeds NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchase of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York Mellon Corporation, Shareholder Relations Department, 480 Washington Blvd., Jersey City, NJ 07310 or by calling 1-866-221-1606.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Advisor are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 53	Class III Director; Vice President	Term as Director expires 2009; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	29

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 58	Chairman of the Board; Class II Director	Term expires 2011; Director since 2001	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	30

Neville J. Miles c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 62	Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. Mr. Miles served as Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) from 2004 through 2006.	3

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 60	Class III Director	Term expires 2009; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 63	Class II Director	Term expires 2011; Director since 1993	Mr. Sacks has been Managing Partner of Toron Capital Markets, Inc. (investment management) since 1988.	30

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 66	Class I Director	Term expires 2010; Director since 1986	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) since 1997.	30

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 65	Class III Director	Term expires 2009: Director since 1986	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He has also been a Director of Ten Network Holdings Ltd. (Television) from 1998 to October 2007. Mr. Sherman was Chairman of the Fund from 2000 to 2001. Until December 2000, he was Chairman and Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s then Investment Manager.	2

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser. Mr. Gilbert serves as Vice President with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 41	Vice President	Since 2008	Currently, Director of U.S. Fund Services, U.S. Mutual Funds for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Gary Bartlett*** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 49	Vice President	Since 2008	US Chief Executive Officer (2006-Present) and Director (2005-Present) and Head of Fixed Income (2006-2007) for Aberdeen Asset Management Inc. Global Head of Fixed Income (2007-Present) Aberdeen Asset Management PLC. Previously, Portfolio Manager, Deutsche Asset Management (1992-December 2005).

William Bovingdon**** Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000, Australia Age: 47	Vice President	Since 2008	Currently, Head of Australian Fixed income for Aberdeen Asset Management Limited. Previously, Head of Fixed Income Deutsche Asset Management (1999-2007)

Vincent Esposito** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 52	President	Since 2008	Currently, Head of North American Mutual Funds for Aberdeen Asset Management Inc. Previously, Managing Director, Deutsche Asset Management (2003-2007); President and Principal Executive Officer of The DWS Scudder Family of Funds, President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (2003-2005) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc., The Korea Fund and The Global Commodities Stock Fund (2004-2005) (registered investment companies); formerly, Managing Director, Putnam Investments 1991-2002).

Gavin Goodhand Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000, Australia Age: 39	Vice President	Since 2008	Currently, Portfolio Manager Fixed Income for Aberdeen Asset Management Limited. Mr. Goodhand joined Aberdeen Asset Management Limited with the Deutsche Asset Management acquisition in 2007. Mr. Goodhand was formerly a Portfolio Manager with Deutsche Asset Management from 2001 until the acquisition.

Matthew Keener** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 31	Assistant Treasurer	Since 2008	Currently, Assistant Treasurer Collective Funds/North American Mutual Funds for Aberdeen Asset Management, Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 34	Treasurer, Principal Accounting Officer	Since 2008	Currently, Treasurer & CFO Collective Funds/North American Mutual Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Vincent McDevitt** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 42	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony Michael***** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Squire Two Singapore 049480 Age: 45	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 30	Vice President	Since 2008	Currently, Head of Legal and Compliance US, Vice President and Secretary for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 37	Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 5 Tower Bridge 300 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428 Age: 47	Vice President	Since 2008	Currently, Senior Product Manager Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on June 11, 2008.
**	Mr. Baltrus, Mr. Esposito, Mr. Keener, Ms. Kennedy, Mr. McDevitt, Ms. Nichols, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Mr. Baltrus, Mr. Esposito, Ms. Kennedy, Mr. McDevitt, Ms. Nichols and Ms. Sitar hold officer positions with Aberdeen Funds, which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Bartlett holds the same position with Aberdeen Global Income Fund, Inc. and acts as an Interested Trustee of the Aberdeen Funds, both of which may be deemed to be part of the same “Fund Complex” as the Fund.
****	Mr. Bovingdon holds the same position with Aberdeen Australia Equity Fund, Inc. which may be deemed to be a part of the same “Fund Complex” as the Fund.
*****	Mr. Michaels holds the same position with Aberdeen Global Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Brian M. Sherman

Officers

Vincent Esposito, President

William Baltrus, Vice President

Gary Bartlett, Vice President

William Bovingdon, Vice President

Martin Gilbert, Vice President

Gavin Goodhand, Vice President

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Megan Kennedy, Treasurer and Principal Accounting Officer

Matthew Keener, Assistant Treasurer

Lucia Sitar, Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the New York Stock Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)	As of October 31, 2008, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-800-522-5465.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Neville Miles, Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr. Miles, Mr. Sacks and Mr. Sheehy are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) [1] Audit-Related Fees	(c)[2] Tax Fees	(d) All Other Fees
October 31, 2008	$139,500	Nil	$7,600	Nil
October 31, 2007	$134,500	$21,250	$7,250	Nil

[1]	The Audit-Related Fees are for reviewing the Basic Maintenance Tests carried out in respect of the Registrant’s Auction Market Preferred Stock.
[2]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2007
Registrant	$205,900	$14,500
Registrant’s Investment Manager	Nil	Nil

For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen PLC $325,800 primarily for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager and Investment Adviser operations.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2008, the audit committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has

delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1)	The information in the table below is as of October 31, 2008.

Individual & Position	Services Rendered	Past Business Experience
Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Director, Asian Fixed Income	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Appointed Head of Asian Fixed Income in June 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition was Director/senior portfolio manager with Deutsche Australia Limited since 2002.

Scott Bennett BS Economics (Commenced 2008) Head of Asian Credit	Responsible for credit research, security selection and portfolio strategies for Asian US dollar investments.	Currently, the Head of Asian credit on the Asian fixed income desk, prior to which he served as Director and trader of fixed income instruments at ABN AMRO Bank. Prior to his work there, he was a Citigroup director, working within its Asian credit research team. Prior to his work there, he was a Citigroup director, working within its Asian credit research team. Bennett has been involved within Asian credit since 1997, including research and trading, in both the public and private debt markets.

Kenneth Akintewe MArts (Econs), MSc (Int. Banking/Financial) (Commenced August 2005) Portfolio Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management.	Currently a portfolio manager on the Asian fixed income team. Joined Aberdeen in 2002, initially on the global equities desk in Glasgow, before transferring to the global bond team in 2003.

Gavin Goodhand MFinance (Commenced June 2006) Portfolio Manager	Responsible for Australian portfolio management, dealing and Australian economics and dollar-bloc currency research.	Currently a portfolio manager on the Australian fixed income team. Joined Aberdeen in 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition, he joined Deutsche Australia Limited in 2001 as a member of the capital markets team and acted as senior portfolio manager specializing in security selection and credit analysis.

Malcolm Alley MApp Fund. BBus (Accounting) (Commenced August 2004) Credit Analyst	Responsible for Australian portfolio management, dealing and credit research.	Currently a credit analyst on the Australian fixed income desk. Joined Aberdeen in 2004.

Bennett arrives at Aberdeen from ABN Amro’s office in Hong Kong where he was the director of the Asia distressed securities trading department. Prior to his work there, he was a Citigroup director, working within its Asian credit research team. Bennett has been involved within Asian credit since 1997, including research and trading, in both the public and private debt markets.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Anthony Michael	4	$2,626.14	58	$11,061.08	352	$44,299.00

Scott Bennett	2	$2,204.1	9	$442.57	15	$2,917.8

Kenneth Akintewe	2	$2,204.1	9	$442.57	15	$2,917.8

Gavin Goodhand	2	$2,204.1	9	$442.57	15	$2,917.8

Malcolm Alley	2	$2,204.1	9	$442.57	15	$2,917.8

Total assets are as of October 31, 2008 and have been translated to U.S. dollars at a rate of £1.00 = $1.6158.

There are 14 accounts (with assets under management totaling approximately $ 2,003.9 million) with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these fourteen accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2008.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus. The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives. As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

The Aberdeen Group does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2008
Anthony Michael	$0
Scott Bennett	$0
Kenneth Akintewe	$0
Gavin Goodhand	$0
Malcolm Alley	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2007 through, November 30, 2007	0	0	0	26,507,364
December 1, 2007 through December 31, 2007	75,900	5.779	75,900	26,499,774
January 1, 2008 through January 31, 2008	297,700	5.974	373,600	26,470,004
February 1, 2008 through February 29, 2008	390,000	6.113	763,600	26,431,004
March 1, 2008 through March 31, 2008	418,500	6.187	1,182,100	26,389,154
April 1, 2008 through April 30, 2008	30,000	6.242	1,212,100	26,386,154
May 1, 2008 through May 31, 2008	160,000	6.316	1,372,100	26,370,154
June 1, 2008 through June 30, 2008	0	0	1,372,100	26,370,154

July 1, 2008 through July 31, 2008	460,000	6.068	1,832,100	26,324,154
August 1, 2008 through August 31, 2008	525,000	5.898	2,357,100	26,271,654
September 1, 2008 through September 30, 2008	475,600	5.287	2,832,700	26,224,094
October 1, 2008 through October 31, 2008	511,800	4.209	3,344,500	26,172,914
Total	3,344,500	5,696	3,344,500	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001, and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2008, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Vincent Esposito
Vincent Esposito,
President of Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Vincent Esposito
Vincent Esposito,
President of Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 30, 2008

By:	/s/ Megan Kennedy
Megan Kennedy,
Treasurer of Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 30, 2008

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications